EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $710,000 or $0.114 Per Share for the Third Quarter of 2009

BLOOMINGTON, Ind., Oct. 27, 2009 (GLOBE NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $710,000 or $0.114 per diluted common share for the quarter ended September 30, 2009 compared to $735,000 or $0.118 per diluted common share for the same period in 2008. Net income for the second quarter was $776,000 or $0.125 per diluted common share.

The expense associated with the Company's $13 million of subordinated debt, which was issued on July 17, 2009 was significant to the third quarter results. The subordinated debt added $271,000 of interest expense and $16,000 of amortized expense to the third quarter of 2009. The impact of the subordinated debt is discussed in greater detail later in this release.

Return on average assets and return on average equity for the third quarter of 2009 were 0.34 percent and 4.95 percent, respectively, compared to 0.37 percent and 5.20 percent, respectively, for the third quarter of 2008.

Net income for the first nine months of 2009 totaled $2,592,000 or $0.417 per diluted common share compared to $4,188,000 or $0.673 per diluted common share for the same period of 2008. This represents a 38.1 percent decrease in net income and a 38.0 percent decrease in diluted earnings per share. The decrease in net income and diluted earnings per share was primarily due to a $2,270,000 or 48.0 percent increase in the provision for loan losses in the first nine months of 2009 compared to the same period in 2008. Return on average assets and return on average equity were 0.42 percent and 6.14 percent, respectively, for the first nine months of 2009 compared to 0.71 percent and 10.01 percent, respectively, for the first nine months of 2008.

The provision for loan losses totaled $2,200,000 for the third quarter of 2009 compared to $2,800,000 for the same period of 2008. The $600,000 lower provision during the third quarter of 2009 compared to the same period of 2008 was offset by net losses on foreclosed assets (other real estate owned and repossessions) of $761,000 during the third quarter of 2009 compared to a net gain of $4,000 during the third quarter of 2008. Additional asset quality information is presented in the section of this release titled Asset Quality.

The provision for loan losses in the third quarter of 2009 matched the $2,200,000 for the second quarter of 2009.

"I am pleased we were again able to produce over $700,000 of net income during a quarter where we continued to focus on the resolution of problem assets," said Mark D. Bradford, President and Chief Executive Officer. "Our efforts to contain and manage our problem assets, control costs and actively build business have helped us achieve this positive result. We are also pleased by the successful completion of our subordinated debt offering through which we were able to strengthen the capital levels of the Company and the Bank."

Subordinated Debt

On July 17, 2009, the Company raised $13 million of Tier 2 capital through the issuance of subordinated debentures. The subordinated debentures were issued as the result of a public offering underwritten by Howe Barnes Hoefer & Arnett, Inc. The debentures carry an interest rate of 10 percent and will mature on June 30, 2019. The Company has the right to call the debt at any time after three years. The subordinated debentures were issued pursuant to the prospectus filed as part of the Company's registration statement under the Securities Act of 1933. The net proceeds from the offering allowed the Company to provide an additional $10 million of capital to the Bank in order to solidify its balance sheet against future credit losses. Proceeds from the offering will also be used for general corporate purposes at the holding company level.

The subordinated debt increased interest expense during the third quarter by $287,000 including $16,000 of debt issuance amortization expense. The impact of this transaction on the Company's third quarter net interest margin is illustrated below. As shown below, excluding the impact of the subordinated debt, the Company's net interest margin for the third quarter of 2009 would have been 0.17 percent higher than the second quarter of 2009 and 0.07 percent higher than the same period of 2008.

 --------------------------------------------
 Subordinated Debt Issued          13,000,000
 --------------------------------------------
 Net Proceeds From Issuance        12,229,000
 --------------------------------------------
 Date Issued                    July 17, 2009
 --------------------------------------------

                                  -------------------------------------
                                     Actual      Adjusted     Change
 ----------------------------------------------------------------------
 Average Proceeds from Sub Debt    10,102,000           --  10,102,000
 ----------------------------------------------------------------------
 Average Fed Funds Sold            33,927,000   23,825,000  10,102,000
 ----------------------------------------------------------------------
 Average Yield on Fed Funds Sold         0.13%        0.13%       0.00%
 ----------------------------------------------------------------------
 Interest Earned on Fed Funds Sold     11,000        8,000       3,000
 ----------------------------------------------------------------------
 Sub Debt Interest Expense            287,000           --     287,000
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
             Margin
 ----------------------------------------------------------------------
 Average Earning Assets           760,949,000  750,847,000  10,102,000
 ----------------------------------------------------------------------
 Tax Adjusted Net Interest Income   6,132,000    6,397,000    (265,000)
 ----------------------------------------------------------------------
 Annualized Margin                       3.20%        3.38%      -0.18%
 ----------------------------------------------------------------------

 Tax Adjusted Net Interest Margin - Second Quarter 2009   3.21%
 Tax Adjusted Net Interest Margin - Third Quarter 2008    3.31%

Financial Performance

Net interest income before the provision for loan losses increased 1.7 percent to $6,084,000 for the three months ended September 30, 2009 compared to $5,980,000 for the same period in 2008. The increase is largely attributable to lower funding costs (mostly deposits) which largely offset the impact of the subordinated debt. The tax-equivalent net interest margin as a percentage of average earning assets for the quarter ended September 30, 2009 was 3.20 percent, compared to 3.21 percent for the quarter ended June 30, 2009 and 3.31 percent for the third quarter of 2008.

Net interest income before the provision for loan losses, increased $460,000 or 2.6 percent to $18,071,000 for the nine months ended September 30, 2009 compared to $17,611,000 for the same period in 2008. The tax-equivalent net interest margin for the first nine months of 2009 was 3.20 percent, compared to 3.33 percent for the first nine months of 2008. A reconciliation of the non-GAAP tax-equivalent net interest margin to the GAAP net interest margin is provided in a table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary.

Noninterest income totaled $2,413,000 for the third quarter of 2009 compared to $2,549,000 for the same period of 2008. Excluding the effect of the Company's deferred compensation plan, discussed in the "Use of Non-GAAP Financial Information" section of this release, noninterest income totaled $2,237,000 for the third quarter of 2009 compared to $2,771,000 for the same period of 2008, a decrease of $534,000 or 19.3 percent. The decrease in noninterest income was driven by the previously discussed $761,000 of net losses on foreclosed assets. Other noninterest income categories worth noting are fees from the sale of loans (increased $172,000), gains on sales of available for sale securities (increased $54,000), trust fees (increased $45,000) and deposit related service charges (decreased $91,000).

Noninterest income totaled $8,861,000 for the first nine months of 2009 compared to $7,937,000 for the same period of 2008. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $8,595,000 for the first nine months of 2009 compared to $8,393,000 for the same period of 2008. The $202,000 or 2.4 percent increase over the same period of 2008 was primarily the result of an $881,000 increase in gains on sales of available for sale securities and a $545,000 increase in net gains on loan sales offsetting an $807,000 increase in net losses on foreclosed assets.

Noninterest expense was $5,429,000 for the three months ended September 30, 2009, compared to $5,069,000 for the same period of 2008. Noninterest expense, adjusted to remove the effect of the Company's deferred compensation plan, was $5,242,000 for the three months ended September 30, 2009, compared to $5,269,000 for the same period of 2008. A reconciliation of the non-GAAP noninterest income and expense, adjusted to remove the effect of the Company's deferred compensation plan, is provided in a table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the attached financial summary. The $27,000 or 0.5 percent decrease in noninterest expense is largely the result of Management's efforts to control compensation expense (salary, incentive compensation and employee benefits for the third quarter of 2009 are $182,000 or 6.0 percent lower than those of the same period of 2008) and marketing expense (down $49,000) offsetting the $140,000 increase in FDIC expense.

Noninterest expense totaled $16,775,000 for the first nine months of 2009 compared to $15,830,000 for the same period of 2008. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $16,462,000 for the first nine months of 2009, compared to $16,210,000 for the same period of 2008. The $252,000, or 1.6 percent increase was driven by an $871,000 increase in FDIC expense which more than offset Management's efforts to reduce expenses in all other expense categories.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $21,622,000 (2.62 percent of total assets) at September 30, 2009 compared to $22,959,000 (2.79 percent of total assets) at June 30, 2009 and $14,565,000 (1.78 percent of total assets) at September 30, 2008.

Net charge-offs for the third quarter of 2009 totaled $1,979,000 or 1.30 percent of total loans compared to $1,576,000 (1.01 percent of total loans) for the second quarter of 2009 and $1,151,000 (0.75 percent of total loans) for the third quarter of 2008.

The Bank employs an internal system called the "Watch List" to bring attention to credits with varying degrees of concern over the prospects of complete repayment, including both principal and all interest. These concerns may be objectively based on the borrower's financial and payment performance or on subjective concerns that Bank management has with the markets and conditions that the borrower operates within. Loans on this list include:

 -- Loans with well defined weaknesses where the prospect of complete repayment of principal and interest is remote and loans placed on non-accrual where specific reserves and
    charge-offs are applied as needed, and

 -- Loans with potential weaknesses (whether borrower specific or due to market/economic considerations) that need to be resolved in order to avoid jeopardizing the complete repayment of
    principal and interest and the loan is subjected to additional scrutiny and assessment and internal documentation.

Loans on the Watch List tend to be more dependent on collateral if the borrower's repayment capacity is diminished and the Bank devotes additional attention to revaluing the collateral as appropriate in assessing the probability of loss.

 Watch List
  Data      9/30/2009   6/30/2009   03/31/2009  12/31/2008  9/30/2008
 --------- ----------- ----------- ----------- ----------- -----------
 Total
  Loans $  608,667,000 624,018,000 630,842,000 633,091,000 616,226,000
 Total
  Watch
  List
  Loans     79,571,000  76,720,000  79,073,000  59,172,000  34,531,000
 Number of
  Watch
  List
  Customers         73          69          67          52          43
 Total
  Watch
  List
  $ > 30
  Days Past
  Due       21,823,000  17,368,000  22,370,000  14,751,000  15,821,000
 Total
  Watch
  List $
  Customers
  Secured
  by Real
  Estate    73,704,000  70,697,000  72,005,000  55,507,000  31,886,000
 Total
  Watch
  List $
  Secured
  by Non
  R/E        4,196,000   5,855,000   6,878,000   3,268,000   2,446,000
 Total
  Watch
  List $
  Unsecured  1,671,000     168,000     190,000     397,000     199,000

 Total
  Non
  Perform-
  ing
  Loans $   16,993,000  18,576,000  13,696,000  14,329,000  14,000,000

As of September 30, 2009, 72.6 percent of the Watch List exposure was less than thirty days past due, compared to 77.4 percent as of June 30, 2009 and 54.2 percent as of September 30, 2008. Of the $79,571,000 of loans on the watch list on September 30, 2009, $58,155,000 (73.1 percent) were originated out of our Central Indiana (greater Indianapolis) offices.

The chart that follows provides details of watch list loans by collateral type.

                   ---------------------------------------------------
                    Total Bank             % on               Total $
                      Owned        Watch   Watch    Non      > 30 Days
                     Balance       List    List   Accrual      Late
 ---------------------------------------------------------------------
 Total Loans at
  9/30/09          608,667,000  79,571,000 13.1% 15,493,000 22,696,000
 ---------------------------------------------------------------------
 Recently Closed
  Loans in Process
  of Booking         3,849,000          NA   NA          NA         NA
 =====================================================================
 ---------------------------------------------------------------------
     Loans Analyzed
      Below:       604,818,000  79,571,000 13.2% 15,493,000 22,696,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Secured by Real
  Estate
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Construction &
  Development
 ---------------------------------------------------------------------
 Spec 1-4
  Residential
  Construction      15,750,000   9,850,000 62.5%  2,373,000  2,373,000
 ---------------------------------------------------------------------
 Pre Sold 1-4
  Residential
  Construction       1,557,000     868,000 55.7%         --     91,000
 ---------------------------------------------------------------------
 Land Development
  Residential       32,715,000  25,897,000 79.2%  2,199,000  2,199,000
 =====================================================================
  Total 1-4
   Residential
   Construction and
   Development:     50,022,000  36,615,000 73.2%  4,572,000  4,663,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Other CRE Owner
  Occupied
  Construction       3,626,000          --   --          --         --
 ---------------------------------------------------------------------
 Other CRE
  Non-Owner
  Occupied
  Construction      11,898,000          --   --          --         --
 ---------------------------------------------------------------------
 Land Development
  Commercial         1,525,000     328,000 21.5%    328,000    328,000
 =====================================================================
   Total Commercial
    Construction
    and
    Development:    17,049,000     328,000  1.9%    328,000    328,000
 ---------------------------------------------------------------------
 =====================================================================
 ---------------------------------------------------------------------
    Total
     Construction
     and
     Development:   67,071,000  36,943,000 55.1%  4,900,000  4,991,000
 ---------------------------------------------------------------------
 1-4 Family
 ---------------------------------------------------------------------
 1-4 Family Owner
  Occupied          78,146,000   1,622,000  2.1%     64,000    237,000
 ---------------------------------------------------------------------
 1-4 Family Non
  -Owner Occupied
  (Rental & Other)  51,924,000   4,555,000  8.8%  1,131,000  1,493,000
 =====================================================================
     Total 1-4
      Family:      130,070,000   6,177,000  4.7%  1,195,000  1,730,000
 ---------------------------------------------------------------------
 Multi Family -
  Other than
  Construction      88,755,000   4,890,000               --  2,900,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Other CRE
  Owner Occupied -
  Other Than
  Construction      97,781,000  11,216,000 11.5%    471,000  2,262,000
 ---------------------------------------------------------------------
 Other CRE Non-
  Owner Occupied -
  Other Than
  Construction     110,827,000  13,120,000 11.8%  7,016,000  8,024,000
 ---------------------------------------------------------------------
 Other CRE
  Non-Development
  Land -
  Other Than
  Construction      14,796,000   1,358,000  9.2%  1,276,000  1,366,000
 =====================================================================
   Total Other CRE
    Loans - Other
    Than
    Construction:  223,404,000  25,694,000 11.5%  8,763,000 11,652,000
 ---------------------------------------------------------------------
 =====================================================================
     Total Secured
      by Real
      Estate:      509,300,000  73,704,000 14.5% 14,858,000 21,273,000
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
     Other Secured
      Loans
 ---------------------------------------------------------------------
 Business Assets    58,686,000   3,821,000  6.5%    251,000    727,000
 ---------------------------------------------------------------------
 Consumer Products  10,630,000      27,000  0.3%     25,000    159,000
 ---------------------------------------------------------------------
 Financial Assets   10,962,000     348,000  3.2%    347,000    500,000
 =====================================================================
     Sub Total:
      Other Secured
      Loans:        80,278,000   4,196,000  5.2%    623,000  1,386,000
 ---------------------------------------------------------------------
  Unsecured Loans
 ---------------------------------------------------------------------
 Unsecured Loans    15,240,000   1,671,000 11.0%     12,000     37,000
 ---------------------------------------------------------------------

"While I am pleased that the watch list has stabilized over the past three quarters, I remain disappointed with the Company's overall level of problem assets and the impact that they are having on our income. Problem asset resolution remains our number one priority," said Mr. Bradford.

Financial Condition

Total assets grew 0.6 percent from September 30, 2008, reaching $823,881,000 on September 30, 2009. Loans, including loans held for sale, totaled $608,667,000 on September 30, 2009, a 1.2 percent decrease from total loans on September 30, 2008, which were $616,226,000. Deposits decreased 3.6 percent to $654,807,000 at September 30, 2009 compared to $679,421,000 a year earlier.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                     -------------------------------------------------
                                      Quarters Ended
                     -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
                     -------------------------------------------------
   BALANCE SHEET*
 ---------------------------------------------------------------------
 Cash and Interest-
  Earning Deposits   $  22,447 $  25,030 $  28,038 $  15,058 $  33,675
 ---------------------------------------------------------------------
 Federal Funds Sold     44,089    30,238    16,150     8,663    26,593
 ---------------------------------------------------------------------
 Securities            108,301   102,291   108,087   121,530    99,795
 ---------------------------------------------------------------------
 Total Loans           608,667   624,018   630,842   633,091   616,226
 ---------------------------------------------------------------------
  Loans Held for Sale    3,725     8,640     4,659     3,389     2,406
 ---------------------------------------------------------------------
  Commercial &
   Industrial           90,150    92,778   103,306   104,779    97,373
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial &
    Residential        391,362   393,308   392,414   398,896   368,363
 ---------------------------------------------------------------------
   Construction &
    Vacant Land         76,620    82,212    84,697    80,917   103,459
 ---------------------------------------------------------------------
   Home Equity          30,908    31,205    29,781    28,976    27,305
 ---------------------------------------------------------------------
  Installment Loans     15,902    15,875    15,985    16,134    17,320
 ---------------------------------------------------------------------
 Reserve for Loan
  Losses                13,181    12,960    12,336    11,172     9,397
 ---------------------------------------------------------------------
 Bank Premises and
  Equipment             20,127    20,312    20,605    20,750    20,836
 ---------------------------------------------------------------------
 Federal Home Loan
  Bank Stock             2,353     2,353     2,312     2,312     2,312
 ---------------------------------------------------------------------
 Interest Receivable
  and Other Assets      31,078    31,396    30,004    29,567    28,969
 ---------------------------------------------------------------------
   Total Assets      $ 823,881 $ 822,678 $ 823,702 $ 819,799 $ 819,009
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits      $ 654,807 $ 672,992 $ 676,557 $ 665,179 $ 679,421
 ---------------------------------------------------------------------
  Noninterest
   Checking             88,724    83,404    78,676    84,317    88,264
 ---------------------------------------------------------------------
  Interest Bearing
   Checking & NOW      209,937   214,998   118,421   107,124   125,407
 ---------------------------------------------------------------------
  Regular Savings       18,381    18,404    17,990    16,619    16,844
 ---------------------------------------------------------------------
  Money Market
   Savings              40,249    40,110   122,080   108,246   106,808
 ---------------------------------------------------------------------
  CDs & CDARs Less
   than $100,000       141,912   142,114   149,380   155,127   142,648
 ---------------------------------------------------------------------
  CDARs Greater than
   $100,000 &
   Brokered CDs         49,896    65,354    70,612    67,949    23,101
 ---------------------------------------------------------------------
  CDs Greater than
   $100,000            105,143   108,246   119,298   125,741   175,906
 ---------------------------------------------------------------------
  Other Time               565       362       101        56       443
 ---------------------------------------------------------------------
 Total Borrowings      103,388    86,403    85,070    93,203    75,954
 ---------------------------------------------------------------------
  Federal Funds
   Purchased                --        --        --        --        --
 ---------------------------------------------------------------------
  Securities Sold
   Under Repurchase
   Agreement            61,810    58,737    58,686    59,404    46,569
 ---------------------------------------------------------------------
  FHLB Advances         17,430    17,498    17,511    25,523    20,186
 ---------------------------------------------------------------------
  Loans Sold Under
   Repurchase
   Agreement & Other
   Debt                  2,900     1,920       625        28       951
 ---------------------------------------------------------------------
  Subordinated
   Debentures           13,000        --        --        --        --
 ---------------------------------------------------------------------
  Subordinated
   Debentures - Trust
   Preferred             8,248     8,248     8,248     8,248     8,248
 ---------------------------------------------------------------------
 Interest Payable and
  Other Liabilities      8,465     6,828     6,098     5,496     7,942
 ---------------------------------------------------------------------
   Total Liabilities   766,660   766,223   767,725   763,878   763,317
 ---------------------------------------------------------------------
 Shareholders' Equity   57,221    56,455    55,977    55,921    55,692
 ---------------------------------------------------------------------
   Total Liabilities
    and Shareholders'
    Equity           $ 823,881 $ 822,678 $ 823,702 $ 819,799 $ 819,009
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per
  Share              $    9.19 $    9.07 $    9.00 $    8.99 $    8.95
 ---------------------------------------------------------------------
 End of Period
  Shares Issued
  and Outstanding    6,227,550 6,227,550 6,227,550 6,227,550 6,227,550
 ---------------------------------------------------------------------
 Less: Unearned ESOP
  Shares                 3,477     4,852     6,226     7,601     5,900
 ---------------------------------------------------------------------
 End of Period Shares
  Used to Calculate
  Book Value         6,224,073 6,222,699 6,221,324 6,219,949 6,221,650
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
                                                       Years Ended
 ---------------------------------------------------------------------
                                                    Dec 2008  Dec 2007
 ---------------------------------------------------------------------
                  BALANCE SHEET*
 ---------------------------------------------------------------------
 Cash and Interest-Earning Deposits                $  15,058 $  24,563
 ---------------------------------------------------------------------
 Federal Funds Sold                                    8,663     1,077
 ---------------------------------------------------------------------
 Securities                                          121,530   125,658
 ---------------------------------------------------------------------
 Total Loans                                         633,091   584,831
 ---------------------------------------------------------------------
  Loans Held for Sale                                  3,389     2,974
 ---------------------------------------------------------------------
  Commercial & Industrial                            104,779   104,611
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial & Residential                          398,896   332,664
 ---------------------------------------------------------------------
   Construction & Vacant Land                         80,917   101,011
 ---------------------------------------------------------------------
   Home Equity                                        28,976    25,222
 ---------------------------------------------------------------------
  Installment Loans                                   16,134    18,349
 ---------------------------------------------------------------------
 Reserve for Loan Losses                              11,172     6,654
 ---------------------------------------------------------------------
 Bank Premises and Equipment                          20,750    20,029
 ---------------------------------------------------------------------
 Federal Home Loan Bank Stock                          2,312     2,312
 ---------------------------------------------------------------------
 Interest Receivable and Other Assets                 29,567    26,264
 ---------------------------------------------------------------------
   Total Assets                                    $ 819,799  $778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits                                    $ 665,179 $ 619,717
 ---------------------------------------------------------------------
  Noninterest Checking                                84,317    81,542
 ---------------------------------------------------------------------
  Interest Bearing Checking & NOW                    107,124   131,295
 ---------------------------------------------------------------------
  Regular Savings                                     16,619    17,712
 ---------------------------------------------------------------------
  Money Market Savings                               108,246    99,135
 ---------------------------------------------------------------------
  CDs & CDARs Less than $100,000                     155,127   150,422
 ---------------------------------------------------------------------
  CDARs Greater than $100,000 & Brokered CDs          67,949    10,034
 ---------------------------------------------------------------------
  CDs Greater than $100,000                          125,741   128,602
 ---------------------------------------------------------------------
  Other Time                                              56       975
 ---------------------------------------------------------------------
 Total Borrowings                                     93,203    96,421
 ---------------------------------------------------------------------
  Federal Funds Purchased                                 --    24,850
 ---------------------------------------------------------------------
  Securities Sold Under Repurchase Agreement          59,404    43,195
 ---------------------------------------------------------------------
  FHLB Advances                                       25,523    18,273
 ---------------------------------------------------------------------
  Loans Sold Under Repurchase Agreement & Other Debt      28     1,855
 ---------------------------------------------------------------------
  Subordinated Debentures                                 --        --
 ---------------------------------------------------------------------
  Subordinated Debentures - Trust Preferred            8,248     8,248
 ---------------------------------------------------------------------
 Interest Payable and Other Liabilities                5,496     7,490
 ---------------------------------------------------------------------
   Total Liabilities                                 763,878   723,628
 ---------------------------------------------------------------------
 Shareholders' Equity                                 55,921    54,452
 ---------------------------------------------------------------------
   Total Liabilities and Shareholders' Equity      $ 819,799 $ 778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per Share                              $    8.99 $    8.76
 ---------------------------------------------------------------------
 End of Period Shares Issued and Outstanding       6,227,550 6,227,550
 ---------------------------------------------------------------------
 Less:  Unearned ESOP Shares                           7,601    13,100
 ---------------------------------------------------------------------
 End of Period Shares Used to Calculate Book Value 6,219,949 6,214,450
 ---------------------------------------------------------------------

 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                      Quarters Ended
                      ------------------------------------------------
   INCOME STATEMENT   Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ---------------------------------------------------------------------
 Interest Income      $  9,175  $  9,177  $  9,378  $ 10,141  $ 10,472
 ---------------------------------------------------------------------
 Interest Expense        3,091     3,132     3,436     4,152     4,492
 ---------------------------------------------------------------------
 Net Interest Income     6,084     6,045     5,942     5,989     5,980
 ---------------------------------------------------------------------
 Loan Loss Provision     2,200     2,200     2,600     4,150     2,800
 ---------------------------------------------------------------------
 Total Noninterest
  Income                 2,413     3,186     3,262     2,096     2,549
 ---------------------------------------------------------------------
  Service Charges on
   Deposit Accounts        905       887       811       946       996
 ---------------------------------------------------------------------
  Trust Fees               637       529       527       553       592
 ---------------------------------------------------------------------
  Commission Income        225       230       171       201       208
 ---------------------------------------------------------------------
  Gains on Sales of
   Loans                   361       454       290       141       189
 ---------------------------------------------------------------------
  Gains on Sales of
   Available for Sale
   Securities              264       364     1,028       176       210
 ---------------------------------------------------------------------
  Gains (Losses) on
   Sales of Trading
   Securities Associated
   with Directors'
   Deferred Comp Plan     (201)       --        --        (1)       --
 ---------------------------------------------------------------------
  Unrealized Gains
   (Losses) on Trading
   Securities
   Associated with
   Directors' Deferred
   Comp Plan               377       222      (132)     (354)     (222)
 ---------------------------------------------------------------------
  BOLI Income              163       163       151       163       140
 ---------------------------------------------------------------------
  Net Gain (Loss) on
   Foreclosed Assets      (761)     (102)      (10)     (160)        4
 ---------------------------------------------------------------------
  Other Operating
   Income                  443       439       426       431       432
 ---------------------------------------------------------------------
 Total Noninterest
  Expense                5,429     6,123     5,223     4,901     5,069
 ---------------------------------------------------------------------
  Salaries & Wages       2,075     2,073     2,069     2,160     2,175
 ---------------------------------------------------------------------
  Commissions, Options
   & Incentive
   Compensation            311       458       304       337       339
 ---------------------------------------------------------------------
  Employee Benefits        463       540       591       343       517
 ---------------------------------------------------------------------
  Premises & Equipment     899       930       928       826       844
 ---------------------------------------------------------------------
  Advertising              138       160       129       138       187
 ---------------------------------------------------------------------
  Legal Fees               115       111       126       158       121
 ---------------------------------------------------------------------
  FDIC expense             280       650       283       138       140
 ---------------------------------------------------------------------
  Appreciation
   (Depreciation) in
   Directors' Deferred
   Compensation Plan       184       237      (118)     (317)     (203)
 ---------------------------------------------------------------------
  Other Operating
   Expenses                964       964       911     1,118       949
 ---------------------------------------------------------------------
 Income (Loss) Before
  Income Tax               868       908     1,381      (966)      660
 ---------------------------------------------------------------------
 Income Tax Expense
  (Benefit)                158       132       274      (757)      (75)
 ---------------------------------------------------------------------
 Net Income (Loss)
  After Tax & Before
  Extraordinary Items      710       776     1,107      (209)      735
 ---------------------------------------------------------------------
 Extraordinary Items        --        --        --        --        --
 ---------------------------------------------------------------------
 Net Income (Loss)    $    710  $    776  $  1,107  $   (209) $    735
 ---------------------------------------------------------------------
 Basic Earnings Per
  Share               $  0.114  $  0.125  $  0.178  $ (0.034) $  0.118
 ---------------------------------------------------------------------
 Diluted Earnings Per
  Share               $  0.114  $  0.125  $  0.178  $ (0.034) $  0.118
 ---------------------------------------------------------------------

                                                    ------------------
                                                        Years Ended
                                                    ------------------
                  INCOME STATEMENT                  Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Interest Income                                    $ 42,462  $ 48,474
 ---------------------------------------------------------------------
 Interest Expense                                     18,861    25,435
 ---------------------------------------------------------------------
 Net Interest Income                                  23,601    23,039
 ---------------------------------------------------------------------
 Loan Loss Provision                                   8,880     2,035
 ---------------------------------------------------------------------
 Total Noninterest Income                             10,033    10,251
 ---------------------------------------------------------------------
  Service Charges on Deposit Accounts                  3,796     3,680
 ---------------------------------------------------------------------
  Trust Fees                                           2,387     2,243
 ---------------------------------------------------------------------
  Commission Income                                      874       910
 ---------------------------------------------------------------------
  Gains on Sales of Loans                                703       817
 ---------------------------------------------------------------------
  Gains on Sales of Available for Sale Securities        951        48
 ---------------------------------------------------------------------
  Gains (Losses) on Sales of Trading Securities
   Associated with Directors' Deferred Comp Plan          13         1
 ---------------------------------------------------------------------
  Unrealized Gains (Losses) on Trading Securities
   Associated with Directors' Deferred Comp Plan        (843)       17
 ---------------------------------------------------------------------
  BOLI Income                                            552       489
 ---------------------------------------------------------------------
  Net Gain (Loss) on Foreclosed Assets                  (226)        7
 ---------------------------------------------------------------------
  Other Operating Income                               1,826     2,039
 ---------------------------------------------------------------------
 Total Noninterest Expense                            20,732    20,626
 ---------------------------------------------------------------------
  Salaries & Wages                                     8,743     8,621
 ---------------------------------------------------------------------
  Commissions, Options & Incentive Compensation        1,472     1,737
 ---------------------------------------------------------------------
  Employee Benefits                                    2,076     1,774
 ---------------------------------------------------------------------
  Premises & Equipment                                 3,373     3,100
 ---------------------------------------------------------------------
  Advertising                                            724       667
 ---------------------------------------------------------------------
  Legal Fees                                             566       566
 ---------------------------------------------------------------------
  FDIC expense                                           481        67
 ---------------------------------------------------------------------
  Appreciation (Depreciation) in Directors'
   Deferred Compensation Plan                           (707)      267
 ---------------------------------------------------------------------
  Other Operating Expenses                             4,004     3,827
 ---------------------------------------------------------------------
 Income (Loss) Before Income Tax                       4,022    10,629
 ---------------------------------------------------------------------
 Income Tax Expense (Benefit)                             43     2,823
 ---------------------------------------------------------------------
 Net Income (Loss) After Tax & Before Extraordinary
  Items                                                3,979     7,806
 ---------------------------------------------------------------------
 Extraordinary Items                                      --        --
 ---------------------------------------------------------------------
 Net Income (Loss)                                  $  3,979  $  7,806
 ---------------------------------------------------------------------
 Basic Earnings Per Share                           $  0.640  $  1.240
 ---------------------------------------------------------------------
 Diluted Earnings Per Share                         $  0.639  $  1.235
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                      -------------------------------------------------
                                       Quarters Ended
                      -------------------------------------------------
    ASSET QUALITY     Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Net Charge-Offs
  (Recoveries)        $  1,979  $  1,576  $  1,436  $  2,375  $  1,151
 ----------------------------------------------------------------------
 OREO Expenses             795       140        47       121         4
 ----------------------------------------------------------------------
  Total Credit
   Charges            $  2,774  $  1,716  $  1,483  $  2,496  $  1,155
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Nonperforming Loans  $ 16,993  $ 18,576  $ 13,696  $ 14,329  $ 14,000
 ----------------------------------------------------------------------
 OREO                    3,225     3,979     3,158     3,257       438
 ----------------------------------------------------------------------
  Nonperforming Assets  20,218    22,555    16,854    17,586    14,438
 ----------------------------------------------------------------------
 90 Day Past Due Loans
  Net of Nonperforming
  Loans                  1,404       404       435     1,194       127
 ----------------------------------------------------------------------
  Nonperforming Assets
   + 90 Day Past Due  $ 21,622  $ 22,959  $ 17,289  $ 18,780  $ 14,565
 ----------------------------------------------------------------------

 RATIO ANALYSIS -
  CREDIT QUALITY*
 ----------------------------------------------------------------------
 NCO/Loans               1.30%     1.01%     0.91%     1.50%     0.75%
 ----------------------------------------------------------------------
 Credit Charges/Loans
  & OREO                 1.81%     1.09%     0.94%     1.57%     0.75%
 ----------------------------------------------------------------------
 Nonperforming Loans/
  Loans                  2.79%     2.98%     2.17%     2.26%     2.27%
 ----------------------------------------------------------------------
 Nonperforming Assets/
  Loans & OREO           3.30%     3.59%     2.66%     2.76%     2.34%
 ----------------------------------------------------------------------
 Nonperforming Assets/
  Assets                 2.45%     2.74%     2.05%     2.15%     1.76%
 ----------------------------------------------------------------------
 Nonperforming Assets
  + 90 Day PD/Assets      2.62%     2.79%     2.10%     2.29%     1.78%
 ----------------------------------------------------------------------
 Reserve/Nonperforming
  Loans                  77.57%    69.77%    90.07%    77.97%    67.12%
 ----------------------------------------------------------------------
 Reserve/Total Loans      2.17%     2.08%     1.96%     1.76%     1.52%
 ----------------------------------------------------------------------
 Equity & Reserves/
  Nonperforming Assets  348.21%   307.76%   405.32%   381.51%   450.82%
 ----------------------------------------------------------------------
 OREO/Nonperforming
  Assets                 15.95%    17.64%    18.74%    18.52%     3.03%
 ----------------------------------------------------------------------

 RATIO ANALYSIS -
  CAPITAL ADEQUACY*
 ----------------------------------------------------------------------
 Equity/Assets            6.95%     6.86%     6.80%     6.82%     6.80%
 ----------------------------------------------------------------------
 Equity/Loans             9.40%     9.05%     8.87%     8.83%     9.04%
 ----------------------------------------------------------------------

 RATIO ANALYSIS -
  PROFITABILITY
 ----------------------------------------------------------------------
 Return on Average
  Assets                  0.34%     0.38%     0.54%    -0.10%     0.37%
 ----------------------------------------------------------------------
 Return on Average
  Equity                  4.95%     5.53%     8.00%    -1.49%     5.20%
 ----------------------------------------------------------------------
 Net Interest Margin
  (Tax-Equivalent)(1)     3.20%     3.21%     3.20%     3.23%     3.31%
 ----------------------------------------------------------------------

                                                    ------------------
                                                        Years Ended
                                                    ------------------
 ASSET QUALITY                                      Dec 2008  Dec 2007
 ----------------------------------------------------------------------
 Net Charge-Offs (Recoveries)                       $  4,362  $  1,525
 ----------------------------------------------------------------------
 OREO Expenses                                           229        67
 ----------------------------------------------------------------------
  Total Credit Charges                              $  4,591  $  1,592
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
 Nonperforming Loans                                $ 14,329  $  6,938
 ----------------------------------------------------------------------
 OREO                                                  3,257       841
 ----------------------------------------------------------------------
  Nonperforming Assets                                17,586     7,779
 ----------------------------------------------------------------------
 90 Day Past Due Loans Net of Nonperforming
  Loans                                                1,194       435
 ----------------------------------------------------------------------
  Nonperforming Assets + 90 Day Past Due            $ 18,780  $  8,214
 ----------------------------------------------------------------------

 RATIO ANALYSIS - CREDIT QUALITY *
 ----------------------------------------------------------------------
 NCO/Loans                                              0.69%     0.26%
 ----------------------------------------------------------------------
 Credit Charges/Loans & OREO                            0.72%     0.27%
 ----------------------------------------------------------------------
 Nonperforming Loans/Loans                              2.26%     1.19%
 ----------------------------------------------------------------------
 Nonperforming Assets/Loans & OREO                      2.76%     1.33%
 ----------------------------------------------------------------------
 Nonperforming Assets/Assets                            2.15%     1.00%
 ----------------------------------------------------------------------
 Nonperforming Assets + 90 Day PD/Assets                2.29%     1.06%
 ----------------------------------------------------------------------
 Reserve/Nonperforming Loans                           77.97%    95.91%
 ----------------------------------------------------------------------
 Reserve/Total Loans                                    1.76%     1.14%
 ----------------------------------------------------------------------
 Equity & Reserves/Nonperforming Assets               381.51%   785.53%
 ----------------------------------------------------------------------
 OREO/Nonperforming Assets                             18.52%    10.81%
 ----------------------------------------------------------------------

 RATIO ANALYSIS - CAPITAL ADEQUACY*
 ----------------------------------------------------------------------
 Equity/Assets                                          6.82%     7.00%
 ----------------------------------------------------------------------
 Equity/Loans                                           8.83%     9.31%
 ----------------------------------------------------------------------

 RATIO ANALYSIS - PROFITABILITY
 ----------------------------------------------------------------------
 Return on Average Assets                               0.50%     1.04%
 ----------------------------------------------------------------------
 Return on Average Equity                               7.11%    14.79%
 ----------------------------------------------------------------------
 Net Interest Margin (Tax-Equivalent)(1)                3.30%     3.37%
 ----------------------------------------------------------------------

   * Based on period end numbers
 (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
 Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

                      -------------------------------------------------
                                       Quarters Ended
                      -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Net Interest Income  $  6,084  $  6,045  $  5,942  $  5,989  $  5,980
 ----------------------------------------------------------------------
 Tax Equivalent
   Adjustment               48        95       131       167       166
 ----------------------------------------------------------------------
 Net Interest Income -
  Tax Equivalent      $  6,132  $  6,140  $  6,073  $  6,156  $  6,146
 ----------------------------------------------------------------------
 Average Earning
  Assets              $760,949  $767,876  $769,735  $759,173  $738,927
 ----------------------------------------------------------------------
 Net Interest Margin      3.17%     3.16%     3.13%     3.14%     3.22%
 ----------------------------------------------------------------------
 Net Interest Margin -
  Tax Equivalent          3.20%     3.21%     3.20%     3.23%     3.31%
 ----------------------------------------------------------------------

                                                    -------------------
                                                        Years Ended
                                                    -------------------
                                                    Dec 2008  Dec 2007
 ----------------------------------------------------------------------
 Net Interest Income                                $ 23,601  $ 23,039
 ----------------------------------------------------------------------
 Tax Equivalent
  Adjustment                                             717       696
 ----------------------------------------------------------------------
 Net Interest Income - Tax Equivalent               $  4,318  $ 23,735
 ----------------------------------------------------------------------
 Average Earning Assets                             $736,903  $703,675
 ----------------------------------------------------------------------
 Net Interest Margin                                    3.20%     3.27%
 ----------------------------------------------------------------------
 Net Interest Margin - Tax Equivalent                   3.30%     3.37%
 ----------------------------------------------------------------------

                      -------------------------------------------------
                                        Year-to-Date
                      -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Net Interest Income  $ 18,071  $ 11,987  $  5,942  $ 23,601  $ 17,611
 ----------------------------------------------------------------------
 Tax Equivalent
  Adjustment               274       227       131       717       550
 ----------------------------------------------------------------------
 Net Interest Income
  - Tax Equivalent    $ 18,345  $ 12,214  $  6,073  $ 24,318  $ 18,161
 ----------------------------------------------------------------------
 Average Earning
  Assets              $766,154  $768,800  $769,735  $736,903  $729,425
 ----------------------------------------------------------------------
 Net Interest Margin      3.15%     3.14%     3.13%     3.20%     3.23%
 ----------------------------------------------------------------------
 Net Interest Margin -
  Tax Equivalent          3.20%     3.20%     3.20%     3.30%     3.33%
 ----------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

                      -------------------------------------------------
                                      Quarters Ended
                      -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Interest and Dividend
  Income              $     11  $     18  $     18  $     29  $     22
 ----------------------------------------------------------------------
 Realized and
  Unrealized Gains
  (Losses)                 176       222      (132)     (355)     (222)
 ----------------------------------------------------------------------
 Other Income               --        --         --       12        --
 ----------------------------------------------------------------------
    Total Income (Loss)
     From Plan:            187       240      (114)     (314)     (200)
 ----------------------------------------------------------------------
 Change in Deferred
  Compensation
  Liability                184       237      (118)     (317)     (203)
 ----------------------------------------------------------------------
 Trustee Fees                3         3         4         3         3
 ----------------------------------------------------------------------
    Total Expense of
     Plan:                 187       240      (114)     (314)     (200)
 ----------------------------------------------------------------------
    Net Impact of
     Plan:            $     --  $     --  $     --  $     --  $     --
 ----------------------------------------------------------------------

                                                    -------------------
                                                        Years Ended
                                                    -------------------
                                                    Dec 2008  Dec 2007
 ----------------------------------------------------------------------
 Interest and Dividend Income                       $    106  $    117
 ----------------------------------------------------------------------
 Realized and Unrealized Gains (Losses)                 (829)       66
 ----------------------------------------------------------------------
 Other Income                                             30        99
 ----------------------------------------------------------------------
    Total Income (Loss) From Plan:                      (693)      282
 ----------------------------------------------------------------------
 Change in Deferred Compensation Liability              (707)      267
 ----------------------------------------------------------------------
 Trustee Fees                                             14        15
 ----------------------------------------------------------------------
    Total Expense of Plan:                              (693)      282
 ----------------------------------------------------------------------
    Net Impact of Plan:                             $     --  $     --
 ----------------------------------------------------------------------

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
 Income & Expense Without the Financial Impact of the Deferred
 Compensation Plan
 (dollar amounts in thousands except per share data)

                      -------------------------------------------------
                                       Quarters Ended
                      -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Total Noninterest
  Income              $  2,413  $  3,186  $  3,262  $  2,096  $  2,549
 ----------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income       176       222      (132)     (343)     (222)
 ----------------------------------------------------------------------
    Adjusted
     Noninterest
     Income:             2,237     2,964     3,394     2,439     2,771
 ----------------------------------------------------------------------
 Total Noninterest
  Expense                5,429     6,123     5,223     4,901     5,069
 ----------------------------------------------------------------------
 Expense of Deferred
  Compensation Plan        187       240      (114)     (314)     (200)
 ----------------------------------------------------------------------
    Adjusted
     Noninterest
     Expense:            5,242     5,883     5,337     5,215     5,269
 ----------------------------------------------------------------------

                                                    -------------------
                                                        Years Ended
                                                    -------------------
                                                    Dec 2008  Dec 2007
 ----------------------------------------------------------------------
 Total Noninterest Income                           $ 10,033  $ 10,251
 ----------------------------------------------------------------------
 Income of Deferred Comp Plan Incl. in Noninterest
  Income                                                (799)      165
 ----------------------------------------------------------------------
    Adjusted Noninterest Income:                      10,832    10,086
 ----------------------------------------------------------------------
 Total Noninterest Expense                            20,732    20,626
 ----------------------------------------------------------------------
 Expense of Deferred Compensation Plan                  (693)      282
 ----------------------------------------------------------------------
    Adjusted Noninterest Expense:                     21,425    20,344
 ----------------------------------------------------------------------

                      -------------------------------------------------
                                        Year-to-Date
                      -------------------------------------------------
                      Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ----------------------------------------------------------------------
 Total Noninterest
  Income              $  8,861  $  6,448  $  3,262  $ 10,033  $  7,937
 ----------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income       266        90      (132)     (799)     (456)
 ----------------------------------------------------------------------
    Adjusted
     Noninterest
     Income:             8,595     6,358     3,394    10,832     8,393
 ----------------------------------------------------------------------
 Total Noninterest
  Expense               16,775    11,346     5,223    20,732    15,830
 ----------------------------------------------------------------------
 Expense of Deferred
  Compensation Plan        313       126      (114)     (693)     (380)
 ----------------------------------------------------------------------
    Adjusted
     Noninterest
     Expense:           16,462    11,220     5,337    21,425    16,210
 ----------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                     Sep 2009  Jun 2009  Mar 2009  Dec 2008  Sep 2008
 ---------------------------------------------------------------------
 Total Average Loans  $616,125  $628,831  $632,878  $624,421  $609,184
 ---------------------------------------------------------------------
  Average Commercial &
   Industrial           91,479   101,992   103,046   101,347    97,911
 ---------------------------------------------------------------------
  Average Real Estate: 508,690   510,759   513,886   506,315   493,567
 ---------------------------------------------------------------------
   Average Commercial
    & Residential      398,418   394,439   397,507   379,409   365,942
 ---------------------------------------------------------------------
   Average
    Construction &
    Vacant Land         79,152    85,310    86,966    98,531   101,162
 ---------------------------------------------------------------------
   Average Home Equity  31,120    31,010    29,413    28,375    26,463
 ---------------------------------------------------------------------
  Average Installment
   Loans                15,956    16,080    15,946    16,759    17,706
 ---------------------------------------------------------------------
 Average Federal Funds
  Sold                  33,927    26,975    16,028    11,444     9,161
 ---------------------------------------------------------------------
 Average Federal Home
  Loan Bank Stock        2,353     2,353     2,312     2,312     2,312
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Average
  Deposits            $650,301  $673,216  $678,377  $669,074  $652,031
 ---------------------------------------------------------------------
  Average Noninterest
   Checking             85,037    83,321    79,257    81,805    81,425
 ---------------------------------------------------------------------
  Average Interest
   Bearing Checking &
   NOW                 200,756   199,693   113,465   120,196   129,898
 ---------------------------------------------------------------------
  Average Regular
   Savings              18,558    18,538    17,132    16,658    17,733
 ---------------------------------------------------------------------
  Average Money Market
   Savings              39,977    47,434   118,577   104,398   110,292
 ---------------------------------------------------------------------
  Average CDs Less
   than $100,000       184,132   189,998   209,036   197,271   149,907
 ---------------------------------------------------------------------
  Average CDs Greater
   than $100,000       104,817   118,057   125,152   132,340   147,051
 ---------------------------------------------------------------------
  Average IRAs and
   Other Time           17,024    16,175    15,758    16,406    15,725
 ---------------------------------------------------------------------
 Average Federal Funds
  Purchased                 43       185       974       321     2,892
 ---------------------------------------------------------------------
 Average Securities
  Sold Under
  Repurchase Agreement  59,341    58,783    54,210    55,674    42,768
 ---------------------------------------------------------------------
 Average FHLB Advances  17,484    17,506    19,364    19,486    21,215
 ---------------------------------------------------------------------

                                                    ------------------
                                                       Years Ended
                                                    ------------------
                                                    Dec 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Average Loans                                $601,875  $564,483
 ---------------------------------------------------------------------
  Average Commercial & Industrial                     99,353    99,884
 ---------------------------------------------------------------------
  Average Real Estate:                               484,841   446,144
 ---------------------------------------------------------------------
   Average Commercial & Residential                  357,018   316,578
 ---------------------------------------------------------------------
   Average Construction & Vacant Land                101,380   104,088
 ---------------------------------------------------------------------
   Average Home Equity                                26,443    25,478
 ---------------------------------------------------------------------
  Average Installment Loans                           17,681    18,455
 ---------------------------------------------------------------------
 Average Federal Funds Sold                            8,754    11,102
 ---------------------------------------------------------------------
 Average Federal Home Loan Bank Stock                  2,312     2,312
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Average Deposits                             $649,540  $611,907
 ---------------------------------------------------------------------
  Average Noninterest Checking                        79,503    77,725
 ---------------------------------------------------------------------
  Average Interest Bearing Checking & NOW            127,282   129,887
 ---------------------------------------------------------------------
  Average Regular Savings                             17,618    17,940
 ---------------------------------------------------------------------
  Average Money Market Savings                       107,723   101,123
 ---------------------------------------------------------------------
  Average CDs Less than $100,000                     159,120   152,609
 ---------------------------------------------------------------------
  Average CDs Greater than $100,000                  142,126   118,124
 ---------------------------------------------------------------------
  Average IRAs and Other Time                         16,168    14,499
 ---------------------------------------------------------------------
 Average Federal Funds Purchased                       3,149     2,085
 ---------------------------------------------------------------------
 Average Securities Sold Under Repurchase Agreement   45,686    49,884
 ---------------------------------------------------------------------
 Average FHLB Advances                                18,698    19,120
 ---------------------------------------------------------------------

CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive
           Officer
            (812) 331-3455
          Media Contact:
          Ashley Fisher, Marketing Director
            (812) 353-7705
            (800) 319-2664
            Fax: (812) 331-3445
          www.monroebank.com